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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 14, 1999 included herein and to all references to our Firm included in this Amendment No. 1 to registration statement.


/s/ Arthur Andersen LLP

July 20, 1999